UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported):

July 25, 2005

KILROY REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	Commission File Number:	95-4598246
(State or other jurisdiction of incorporation or organization)	1-12675	(I.R.S. Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California 90064

(Address of principal executive offices)

(310) 481-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 25, 2005, the Company issued a press release announcing its earnings for the quarter ended June 30, 2005 and made publicly available certain supplemental information. The supplemental information is attached to this current report as Exhibit 99.1, and the press release is attached to this current report as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(c) Exhibits.

99.1	Second Quarter 2005 Supplemental Financial Report for the Quarter Ended June 30, 2005.

99.2	Press Release dated July 25, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION
Date: July 25, 2005

	By:	/s/ HEIDI R. ROTH
Heidi R. Roth
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number		Description

99.1	*	Second Quarter 2005 Supplemental Financial Report for the Quarter Ended June 30, 2005.

99.2	*	Press Release dated July 25, 2005.

*	Filed herewith.